Annual Operating Expenses {- Fidelity® Commodity Strategy Fund} - 07.31 Fidelity Commodity Strategy Fund PRO-07 - Fidelity® Commodity Strategy Fund - Fidelity Commodity Strategy Fund-Default	Sep. 29, 2021
Operating Expenses:
Management fee	0.40%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.22%
Acquired fund fees and expenses	0.02%	[1]
Total annual operating expenses	0.64%	[2]

[1]

(a)The fund may invest in a wholly-owned subsidiary, Geode Commodity Strategy Cayman Ltd. The subsidiary has entered into a separate contract with Geode Capital Management, LLC (Geode) for the management of its portfolio pursuant to which the subsidiary does not pay Geode a fee. The subsidiary pays certain other expenses including custody fees.

[2]	(b)Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.